                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2001

                               ROYAL FINANCE, INC.
            ---------------------------------------------------------
               (Exact name of Registrant as specified in charter)

      Florida                       0-26307                 65-0827278
(State or other jurisdiction    (Commission File           (IRS Employer
   of incorporation)                 Number)             Identification Number)

       1481 South Military Trail, Suite 12, West Palm Beach, Florida 33415
 -------------------------------------------------------------------------------
                     (Address of Principal Executive Office)

                                 (561) 649-3901
                              --------------------
               (Registrant's telephone number including area code)

Item 4.   Changes in Registrant's Certifying Accountant

On October 12, 2001, Mark Escoffery, P.A. resigned as the Company's accountant so that Company could engage the services of another accountant. There were no disagreements between the Company and the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of the former accountant would have caused him to make reference in connection with his report to the subject matter of the disagreements.

At no time during the former accountant's period of engagement did any report prepared by such accountant contain an adverse opinion or disclaimer of opinion.
Further, no report prepared was qualified as to uncertainty, audit scope, or accounting principles.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ROYAL FINANCE, INC.

Date: November 13, 2001                By:  /s/ Martin P. Bolodian
      --------------------                      Martin P. Bolodian, President
                                                and Director